UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2016

OMINTO, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway, Suite 307

Boca Raton, FL 33432

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: 561-362-2393

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 17th, 2016, Ominto, Inc., a Nevada corporation (the “Company”), entered into an Employment Agreement (the “Employment Agreement”) with Michael Hansen (“Mr. Hansen”). Mr. Hansen was appointed as Chief Executive Officer of Ominto (“CEO”) by the Ominto Board of Directors (the “Board”) on June 1, 2016. The Employment Agreement supersedes the prior employment agreement between the Company and Mr. Hansen, dated September 18, 2015.

Under the Employment Agreement, Mr. Hansen will serve as the CEO for an initial five (5) year term, after which time, the Employment Agreement shall continue on a year-to-year basis if not terminated by the parties. Pursuant to the terms of the Employment Agreement, Mr. Hansen’s base salary is $360,000 per year and Mr. Hansen will be eligible to receive an annual incentive bonus of up to 100% of the base salary, as determined by the Board in its sole discretion. As soon as practicable after the effective date of the Employment Agreement, Mr. Hansen will receive a grant of 500,000 shares of restricted common stock which shall vest on the later of (i) January 1, 2017; (ii) three (3) business days after the listing of the Company’s common stock on the NASDAQ Capital Market; or (iii) such other date as may be approved by the Board.

The Company may pay Mr. Hansen additional salary from time to time, and award bonuses in cash, stock or stock options or other property and services. In the event he is terminated without cause or leaves the Company for good reason, Mr. Hansen is entitled to twelve (12) months’ of severance pay, or twenty-four (24) months if such termination occurs within twenty-four (24) months following a change in control, subject to the provisions in the Employment Agreement, and payable in accordance with the Company’s normal payroll. Unless otherwise approved by the Board, Mr. Hansen shall not be entitled to accelerated vesting or any other enhanced benefits with respect to any awards under any Ominto Equity Plan, or any enhanced severance benefits under this Agreement or otherwise, as a result of a change in control (or any similar event).

The summary of the Employment Agreement provided herein is qualified in its entirety by the terms of such agreement, which are fully set forth and attached hereto as Exhibit 10.1 and which are incorporated by reference herein.

Item 8.01.	Other Events

Adoption of Charters for Board Committees and Code of Ethics:

On November 17, 2016, the Board adopted a Business Code of Ethics (the “Code of Ethics”). The Code of Ethics is applicable to the Company and its affiliates’ directors, officers and employees, as well agents and other parties acting on behalf, or for the benefit, of the Company and/or its affiliates. The Code of Ethics addresses such individuals’ conduct with respect to, among other things, conflicts of interests, compliance with applicable laws, rules and regulations, compliance with rules to promote full, fair, accurate, timely and understandable disclosure, use of the Company’s assets and corporate opportunities, confidentiality, fair dealing, and reporting and enforcement. This description of the Code of Ethics is qualified in its entirety by reference to the Code of Ethics, a copy of which is attached as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 17, 2016, the Board approved and adopted a charter (the "Audit Committee Charter") to govern the Company’s Audit and Finance Committee. Pursuant to the Audit Committee Charter, the Audit and Finance Committee shall be comprised of three (3) or more independent directors. Each member of the Audit Committee shall meet the independence requirements of The NASDAQ Stock Market. In addition to the enumerated responsibilities of the Audit and Finance Committee in the Audit Committee Charter, the primary function of the Audit Committee is to assist the Board in its general oversight of the Company's accounting and financial reporting processes, audits of its financial statements, and internal control and audit functions. A copy of the Company's Audit and Finance Committee Charter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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On November 17, 2016, the Board approved and adopted a charter (the "Compensation Committee Charter") to govern the Company’s Compensation Committee. Pursuant to the Compensation Committee Charter, the Compensation Committee shall be comprised of three (3) or more directors who shall be appointed by the Board and subject to removal by the Board at any time. At least two (2) members of the Compensation Committee shall (i) be "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) be "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986. In addition to the enumerated responsibilities of the Compensation Committee in the Compensation Committee Charter, the primary function of the Compensation Committee is to oversee the compensation of the Company's executives, produce an annual report on executive compensation for inclusion in the Company's proxy statement, if and when required by applicable laws or regulations, and advise the Board on the adoption of policies that govern the Company's compensation programs. A copy of the Company's Compensation Committee Charter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 17, 2016, the Board approved and adopted a charter (the "Governance Committee Charter") to govern the Nominating and Corporate Governance Committee. Pursuant to the Governance Committee Charter, the Nominating and Corporate Governance Committee shall be comprised of three (3) or more directors who shall be appointed by the Board and subject to removal by the Board at any time. Each member of the Nominating and Corporate Governance Committee must meet the independence requirements established by the Board and applicable laws, regulations, and listing requirements of The NASDAQ Stock Market. In addition to the enumerated responsibilities of the Nominating and Corporate Governance Committee in the Governance Committee Charter, the function of the Nominating and Corporate Governance Committee is to determine the slate of director nominees for election to the Board, to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, to review the Company's policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stockholders, and any other related matters required by federal securities laws. A copy of the Company's Governance Committee Charter is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Each of the charters and Code of Ethics adopted on November 17, 2016 will be available in the near future on the Company’s website at www.ominto.com.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description	Location

10.1	Employment Agreement dated as of November 17, 2016 by and between Ominto, Inc. and Michael Hansen	Filed herewith

14.1	Business Code of Ethics adopted by the Board of Directors of Ominto, Inc. on November 17, 2016	Filed herewith

99.1	Audit Committee Charter adopted by the Board of Directors of Ominto, Inc. on November 17, 2016	Filed herewith

99.2	Compensation Committee Charter adopted by the Board of Directors of Ominto, Inc. on November 17, 2016	Filed herewith

99.3	Governance and Nominating Committee Charter adopted by the Board of Directors of Ominto, Inc. on November 17, 2016	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMINTO, INC.

Date: November 18, 2016	By:	/s/ Michael Hansen
Michael Hansen
Chief Executive Officer

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